UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22520

Oppenheimer Ultra-Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.9%
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Cl. A2, 0.81%, 11/15/17[1]	$3,660,000	$ 3,659,469

Ford Credit Auto Lease Trust:
Series 2015-A, Cl. A2A, 0.79%, 12/15/17	2,000,000	2,000,359
Series 2015-A, Cl. A2B, 0.47%, 12/15/17[2]	2,000,000	2,000,375

Ford Credit Auto Owner Trust, Series 2015-A, Cl. A2A, 0.81%, 1/15/18	1,000,000	1,001,189

Volkswagen Auto Lease Trust:
Series 2015-A, Cl. A2A, 0.87%, 6/20/17	1,500,000	1,501,414
Series 2015-A, Cl. A2B, 0.501%, 6/20/17[2]	1,500,000	1,501,324

Total Asset-Backed Securities (Cost $11,659,847)		11,664,130

U.S. Government Obligations—4.0%

Federal Farm Credit Banks Nts., 0.99%, 9/5/17	3,000,000	2,998,362

Federal Home Loan Mortgage Corp. Nts.:
0.50%, 2/27/18[2]	3,000,000	2,999,895
0.625%, 2/27/18[2]	3,655,000	3,654,751
0.75%, 1/30/18-3/30/18[2]	6,900,000	6,897,804

Total U.S. Government Obligations (Cost $16,549,605)		16,550,812

Corporate Bonds and Notes—51.9%

Consumer Discretionary—6.1%

Automobiles—4.8%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	2,735,000	2,739,953
2.625% Sr. Unsec. Nts., 9/15/16[1]	4,815,000	4,924,666

Toyota Motor Credit Corp., 0.75% Sr. Unsec. Nts., 3/3/17[2]	6,150,000	6,152,214

Volkswagen International Finance NV:
0.586% Sr. Unsec. Nts., 11/18/15[1,2]	3,000,000	3,003,888
1.125% Sr. Unsec. Nts., 11/18/16[1]	2,955,000	2,965,724

		19,786,445

Media—1.3%

CBS Corp., 7.625% Sr. Unsec. Nts., 1/15/16	5,125,000	5,351,228

Consumer Staples—2.2%

Tobacco—2.2%

BAT International Finance plc, 1.40% Sr. Unsec. Nts., 6/5/15[1]	8,805,000	8,810,565

Energy—4.4%

Oil, Gas & Consumable Fuels—4.4%

BP Capital Markets plc, 0.585% Sr. Unsec. Nts., 11/6/15[2]	2,000,000	2,002,156

Canadian Natural Resources Ltd., 0.648% Sr. Unsec. Nts., 3/30/16[2]	5,000,000	4,994,270

Diamond Shamrock, Inc., 8.75% Sr. Unsec. Nts., 6/15/15	3,500,000	3,531,938

Marathon Petroleum Corp., 3.50% Sr. Unsec. Nts., 3/1/16	4,579,000	4,672,036

TransCanada PipeLines Ltd., 0.75% Sr. Unsec. Nts., 1/15/16	3,000,000	2,996,469

		18,196,869

1      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Financials—25.6%

Commercial Banks—21.5%

Australia & New Zealand Banking Group Ltd., 0.716% Sr. Unsec. Nts., 1/16/18[1,2]	$3,000,000	$ 3,001,035

Bank of America Corp.:
1.085% Sr. Unsec. Nts., 3/22/16[2]	4,500,000	4,517,577
1.50% Sr. Unsec. Nts., 10/9/15	1,363,000	1,367,486
6.50% Sr. Unsec. Nts., 8/1/16	1,030,000	1,095,894

Bank of Nova Scotia (The):
0.586% Sr. Unsec. Nts., 4/11/17[2]	2,000,000	2,002,708
1.25% Sr. Unsec. Nts., 4/11/17	3,500,000	3,512,579
2.05% Sr. Unsec. Nts., 10/7/15	2,000,000	2,014,052

Bank of Tokyo-Mitsubishi UFJ Ltd. (The):
0.675% Sr. Unsec. Nts., 3/10/17[1,2]	2,850,000	2,849,111
0.711% Sr. Unsec. Nts., 2/26/16[1,2]	4,040,000	4,045,050

BNP Paribas SA:
0.566% Sr. Unsec. Nts., 11/7/15[2]	2,500,000	2,502,833
0.858% Sr. Unsec. Nts., 12/12/16[2]	3,500,000	3,513,002
3.60% Sr. Unsec. Nts., 2/23/16	1,310,000	1,339,793

Citigroup, Inc.:
1.237% Sr. Unsec. Nts., 7/25/16[2]	4,000,000	4,021,956
1.30% Sr. Unsec. Nts., 4/1/16	3,010,000	3,021,480

Commonwealth Bank of Australia, 0.77% Sr. Unsec. Nts., 9/20/16[1,2]	3,000,000	3,011,604

Danske Bank, 3.875% Sr. Unsec. Nts., 4/14/16[1]	4,021,000	4,129,925

Fifth Third Bancorp, 3.625% Sr. Unsec. Nts., 1/25/16	4,821,000	4,920,910

Fifth Third Bank (Cincinnati OH), 0.90% Sr. Unsec. Nts., 2/26/16	1,200,000	1,200,431

HSBC USA, Inc., 0.715% Sr. Unsec. Nts., 3/3/17[2]	4,000,000	4,005,384

ING Bank NV, 1.375% Sr. Unsec. Nts., 3/7/16[1]	3,050,000	3,062,593

KeyCorp, 3.75% Sr. Unsec. Nts., 8/13/15	9,500,000	9,580,247

National Australia Bank Ltd., 0.514% Sr. Unsec. Nts., 12/9/16[1,2]	6,000,000	6,004,014

Nordea Bank AB, 3.125% Sr. Unsec. Nts., 3/20/17[1]	1,875,000	1,941,836

Sumitomo Mitsui Banking Corp., 0.90% Sr. Unsec. Nts., 1/18/16	1,000,000	1,001,641

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	5,319,000	5,444,917

Westpac Banking Corp., 0.692% Sr. Unsec. Nts., 11/25/16[2]	5,000,000	5,018,065

		88,126,123

Consumer Finance—4.1%

American Express Credit Corp.:
1.30% Sr. Unsec. Nts., 7/29/16	6,000,000	6,033,288
1.75% Sr. Unsec. Nts., 6/12/15	1,000,000	1,001,470

Capital One Financial Corp.:
1.00% Sr. Unsec. Nts., 11/6/15	6,050,000	6,058,010
3.15% Sr. Unsec. Nts., 7/15/16	3,579,000	3,668,311

		16,761,079

Industrials—5.9%

Industrial Conglomerates—2.1%

General Electric Capital Corp.:
0.458% Sr. Unsec. Nts., 5/11/16[2]	1,025,000	1,027,172
0.923% Sr. Unsec. Nts., 9/30/15[2]	1,165,000	1,167,735
1.126% Sr. Unsec. Nts., 5/9/16[2]	1,170,000	1,180,450
1.625% Sr. Unsec. Nts., 7/2/15	2,500,000	2,505,485
2.25% Sr. Unsec. Nts., 11/9/15	2,000,000	2,019,750

2      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates (Continued)

General Electric Capital Corp.: (Continued)
6.90% Sr. Unsec. Nts., 9/15/15	$560,000	$ 572,963

		8,473,555

Road & Rail—3.8%

ERAC USA Finance LLC, 5.60% Sr. Unsec. Nts., 5/1/15[1]	8,000,000	8,000,000

Norfolk Southern Corp., 5.75% Sr. Unsec. Nts., 1/15/16	2,470,000	2,557,201

Union Pacific Corp., 7% Sr. Unsec. Nts., 2/1/16	5,000,000	5,234,940

		15,792,141

Information Technology—3.1%

IT Services—3.1%

Western Union Co.:
1.262% Sr. Unsec. Nts., 8/21/15[2]	3,815,000	3,821,524
2.375% Sr. Unsec. Nts., 12/10/15	3,950,000	3,983,804

Xerox Corp., 6.40% Sr. Unsec. Nts., 3/15/16	4,560,000	4,773,513

		12,578,841

Materials—3.4%

Chemicals—1.2%

PPG Industries, Inc., 1.90% Sr. Unsec. Nts., 1/15/16	5,060,000	5,099,306

Metals & Mining—2.2%

Rio Tinto Alcan, Inc., 5% Sr. Unsec. Nts., 6/1/15	4,050,000	4,063,373

Rio Tinto Finance USA plc, 0.819% Sr. Unsec. Nts., 6/19/15[2]	4,830,000	4,831,275

		8,894,648

Telecommunication Services—1.2%

Diversified Telecommunication Services—1.2%

AT&T, Inc.:
0.90% Sr. Unsec. Nts., 2/12/16	3,000,000	3,001,986
2.95% Sr. Unsec. Nts., 5/15/16	2,000,000	2,040,748

		5,042,734

Total Corporate Bonds and Notes (Cost $212,780,231)		212,913,534

Short-Term Notes—33.9%

Banks—1.2%
Santander Commercial Paper SA, 0.756%, 6/4/15[3]	5,000,000	4,996,458

Beverages—0.9%
Molson Coors Brewing Co., 0.52%, 5/15/15[3]	3,700,000	3,699,252

Chemicals—5.4%
Agrium, Inc.:
0.50%, 5/21/15[3]	6,900,000	6,898,083
0.50%, 5/20/15[3]	1,200,000	1,199,683

Airgas, Inc., 0.621%, 7/9/15[3]	7,000,000	6,995,957

Ecolab, Inc.:
0.481%, 5/11/15	5,000,000	4,999,333
0.481%, 5/12/15	2,000,000	1,999,707

		22,092,763

3      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Containers & Packaging—1.8%
Amcor Ltd.:
0.591%, 6/10/15	$4,500,000	$4,497,050
0.611%, 6/5/15	2,700,000	2,698,399

		7,195,449

Electric Utilities—3.8%
Duke Energy Corp.:
0.632%, 7/7/15[3]	2,000,000	1,998,885
0.652%, 7/6/15[3]	6,000,000	5,996,706

Sempra Energy:
0.50%, 5/19/15[3]	1,200,000	1,199,700
0.56%, 6/1/15[3]	7,000,000	6,996,624

		16,191,915

Leasing & Factoring—5.6%
Hitachi Capital America Corp.:
0.61%, 5/4/15	4,000,000	3,999,796
0.61%, 5/7/15	8,000,000	7,999,187

Hyundai Capital America:
0.581%, 5/18/15[3]	4,200,000	4,198,850
0.601%, 7/7/15[3]	3,000,000	2,998,328
0.611%, 7/1/15[3]	4,000,000	3,997,995

		23,194,156

Machinery—2.0%
Pentair Finance SA, 0.65%, 5/21/15[3]	8,200,000	8,197,039

Media—3.8%
Discovery Communications LLC, 0.53%, 5/8/15[3]	1,200,000	1,199,876

Omnicom Capital, Inc.:
0.51%, 5/12/15[3]	5,300,000	5,299,174
0.52%, 5/18/15[3]	2,000,000	1,999,509

WPP CP LLC, 0.53%, 5/26/15	7,000,000	6,997,424

		15,495,983

Metals & Mining—2.0%
Glencore Funding LLC, 0.61%, 5/15/15[3]	8,200,000	8,198,055

Multi-Utilities—1.0%
Xcel Energy, Inc.:
0.401%, 5/8/15[3]	2,500,000	2,499,806
0.47%, 5/5/15[3]	1,450,000	1,449,924

		3,949,730

Municipal—0.8%
Albany, NY Industrial Development Agency Revenue Bonds, Albany Medical Center, 0.77%, 5/1/27[2,4]	1,095,000	1,095,000

Olathe, KS Industrial Development Revenue Bonds, Diamant Boart, Inc. Project, Series 1997B, 0.38%, 3/1/27[2,4]	2,000,000	2,000,000

		3,095,000

Special Purpose Financial—0.2%
Omnicom Capital, Inc., 0.50%, 5/13/15[3]	800,000	799,867

4      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Specialty Retail—2.0%
Altria Group, Inc.:
0.52%, 5/6/15	$4,000,000	$ 3,999,711
0.55%, 5/5/15	4,000,000	3,999,756

		7,999,467

Telephone Utilities—1.7%
Bell Canada:
0.601%, 7/7/15[3]	6,000,000	5,996,997
0.671%, 7/14/15[3]	1,000,000	999,438

		6,996,435

Water Utilities—1.7%
American Water Capital Corp., 0.53%, 7/1/15[3]	7,000,000	6,996,492

Total Short-Term Notes (Cost $139,077,602)		139,098,061

Certificates of Deposit—6.2%

Credit Suisse, New York Branch, 0.583%, 8/24/15[2]	1,600,000	1,600,226

Deutsche Bank AG, New York:
0.588%, 6/3/15[2]	5,000,000	5,000,000
0.592%, 7/15/15[2]	5,000,000	5,000,020

Nordea Bank Finland plc, New York, 0.645%, 6/21/16[2]	1,000,000	1,003,135

Skandinaviska Enskilda Banken AB, New York, 0.605%, 9/21/15[2]	5,000,000	5,003,820

Swedbank AB, New York:
0.701%, 12/16/16[2]	5,000,000	5,001,030
0.701%, 1/6/17[2]	3,000,000	2,999,511

Total Certificates of Deposit (Cost $25,601,556)		25,607,742

	Shares
Investment Company—1.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[5,6] (Cost $5,092,772)	5,092,772	5,092,772

Total Investments, at Value (Cost $410,761,613)	100.1%	410,927,051

Net Other Assets (Liabilities)	(0.1)	(466,929)

Net Assets	100.0%	$ 410,460,122

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $62,149,433 or 15.14% of the Fund’s net assets as of April 30, 2015.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $94,812,698 or 23.10% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Security has a short-term demand feature.

5. Rate shown is the 7-day yield as of April 30, 2015.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

5      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares July 31, 2014	Gross Additions	Gross Reductions	Shares April 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	16	97,082,756	91,990,000	5,092,772

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$5,092,772	$ 3,200

Futures Contracts as of April 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation

United States Treasury Nts., 2 yr.	CBT	Sell	6/30/15	125	$27,408,203	$ 89,196

Glossary:

Exchange Abbreviations

CBT                    Chicago Board of Trade

6      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

1. Organization

Oppenheimer Ultra-Short Duration Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

7      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

8      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of April 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$11,664,130	$—	$ 11,664,130
U.S. Government Obligations	—	16,550,812	—	16,550,812
Corporate Bonds and Notes	—	212,913,534	—	212,913,534
Short-Term Notes	—	139,098,061	—	139,098,061
Certificates of Deposit	—	25,607,742	—	25,607,742
Investment Company	5,092,772	—	—	5,092,772

Total Assets	$5,092,772	$405,834,279	$—	$ 410,927,051

9      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Futures Contracts	$(89,196)	$—	$—	$ (89,196)

Total Liabilities	$(89,196)	$—	$—	$ (89,196)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

4. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

11      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended April 30, 2015, the Fund had an ending monthly average market value of $9,314,297 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as

12      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

13      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Federal Taxes (Continued)

Federal tax cost of securities	$410,762,430
Federal tax cost of other investments	27,497,399

Total federal tax cost	$438,259,829

Gross unrealized appreciation	$209,064
Gross unrealized depreciation	(133,639)

Net unrealized appreciation	$75,425

14      OPPENHEIMER ULTRA-SHORT DURATION FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Ultra-Short Duration Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2015